UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2022

Astrotech Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34426	91-1273737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2105 Donley Drive, Suite 100, Austin, Texas		78758
(Address of Principal Executive Offices)		(Zip Code)

(512) 485-9530
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ASTC	NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 21, 2022, Astrotech Corporation, a Delaware corporation (the “Company”), entered into a Rights Agreement (the “Rights Agreement”) with American Stock Transfer & Trust Company, LLC, a New York limited liability company, as rights agent (the “Rights Agent”). The Rights Agent currently serves as the Company’s transfer agent with respect to the Common Shares (as defined below) and has also been appointed to serve as the Company’s transfer agent with respect to shares of Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Shares”), if any, that may be issued pursuant to the exercise of the Rights (as defined below) under the Rights Agreement.

The material terms and conditions of the Rights Agreement are described below in response to Item 3.03, Material Modifications of Rights of Security Holders. The response to Item 3.03 is hereby incorporated herein by reference in its entirety in response to this Item 1.01 of this Current Report on Form 8-K (the “Form 8-K”). All capitalized terms used in this Form 8-K and not otherwise defined will have the meanings given to them in the Rights Agreement.

Item 3.03. Material Modifications of Rights of Security Holders.

On December 21, 2022, the Board of Directors of the Company declared a dividend of one Preferred Share purchase right (a “Right”) for each share of common stock, par value $0.001 per share, of the Company (the “Common Shares”), outstanding on January 5, 2023 (the “Record Date”). The Rights will be issued to the stockholders of record on such date. Each Right entitles the registered holder to purchase from the Company one one-thousandth (1/1000th) of a Preferred Share, at a price of $58.00 per one one-thousandth of a Preferred Share (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement.

Issuance of Rights

Each outstanding Common Share on the Record Date will receive one Right. For so long as the Rights are attached to the Common Shares (as described below), the Company will issue one Right with each Common Share it issues, so that all such shares have attached Rights. 250,000 Preferred Shares have been reserved for issuance upon exercise of the Rights.

Transfer and Detachment

Until the Distribution Date (as defined below), the Rights will be evidenced, with respect to any certificates representing Common Shares outstanding as of January 5, 2023, by such Common Share certificates.

As defined in the Rights Agreement, “Distribution Date” means the earlier to occur of (i) ten days following (a) a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired “beneficial ownership” (as defined below) of 15% or more of the outstanding Common Shares (or, in the event an exchange is effected in accordance with Section 24(f) of the Rights Agreement and the Board of Directors determines that a later date is advisable, then such later date that is not more than 20 days after such public announcement) or (b) such earlier date as a majority of the Board of Directors becomes aware of the existence of an Acquiring Person, and (ii) ten business days (or such later date as may be determined by the Board of Directors prior to such time as any person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding Common Shares.

For purposes of the Rights Agreement, a person is deemed to be the “Beneficial Owner” of any securities: (i) which such person beneficially owns, directly or indirectly; (ii) in respect to which such person has or shares voting or investment power; (iii) which such person has the right or obligation to acquire; (iv) which are “beneficially owned” (within the meaning of clauses (ii) and (iii) above) by any person with whom the first person has an agreement for the purpose of acquiring, holding, voting or disposing of any securities of the Company, provided, however, that in no case shall an officer or director of the Company be deemed (x) the Beneficial Owner of any securities beneficially owned by another officer or director of the Company solely by reason of actions undertaken by such persons in their capacity as officers or directors of the Company or (y) the Beneficial Owner of securities held of record by any entity or trustee holding Common Shares for or pursuant to the terms of any employee benefit plan of the Company or its subsidiaries or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or its subsidiaries, for the benefit of any employee of the Company or its subsidiaries, other than the officer or director, by reason of any influence that such officer or director may have over the voting of securities held in the plan; or (v) which are the subject of a derivative transaction entered into by, or derivative securities acquired by, such person, which gives such person the economic equivalent of ownership of an amount of such securities due to the fact that the value of the derivative is explicitly determined by reference to the price or value of such securities.

The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any Common Share certificates in respect of which Rights have been issued will also constitute the transfer of the Rights associated with such Common Shares. As soon as practicable after the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date, and thereafter such separate Right Certificates alone will evidence the Rights.

Exercisability of Rights

The Rights are not exercisable until the Distribution Date. The Rights will expire at 5:00 P.M., New York City time, on December 20, 2023 (the “Expiration Date”), unless the Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company.

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Right to Acquire Stock at Half Price

In the event that a person becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person and its affiliates and associates (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the Purchase Price then in effect. If the Company does not have a sufficient number of Common Shares to satisfy such obligation to issue Common Shares, or if the Board of Directors so elects, the Company will deliver upon payment of the Purchase Price an amount of cash or securities equivalent in value to the Common Shares issuable upon exercise of a Right; provided that, if the Company fails to meet such obligation within 30 days following the date a person becomes an Acquiring Person, the Company must deliver, upon exercise of a Right but without requiring payment of the Purchase Price, Common Shares (to the extent available) and cash equal in value to the difference between the value of the Common Shares otherwise issuable upon the exercise of a Right and the Purchase Price then in effect. The Board of Directors may extend the 30-day period described above for up to an additional 90 days to permit the taking of action that may be necessary to authorize sufficient additional Common Shares to permit the issuance of Common Shares upon the exercise in full of the Rights.

In the event that, at any time after a person becomes an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the Purchase Price. In the event that the Company is the surviving corporation of a merger and its Common Shares are changed or exchanged, proper provision will be made so that each holder of a Right will thereafter have the right to receive upon exercise that number of shares of common stock of the other party to the transaction having a market value of two times the Purchase Price.

Adjustment of Purchase Price

The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon the exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price less than the then current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights and the number of one one-thousandths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the case of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in the Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) and, in lieu thereof, an adjustment in cash will be made based on the market price of the Common Shares on the last trading date immediately prior to the date of such exercise.

Redemption or Exchange

At any time prior to the Distribution Date, the Board of Directors may redeem the Rights, in whole but not in part, at a price of $0.0001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

At any time after a person becomes an Acquiring Person and prior to the acquisition by any person of 50% or more of the outstanding Common Shares, the Board of Directors may exchange the Rights (other than Rights beneficially owned by such person, which will have become void), in whole or in part, for Common Shares, at an exchange ratio of one Common Share per Right (subject to adjustment).

Preferred Shares

The Preferred Shares purchasable upon exercise of the Rights will be junior to any other series of preferred shares the Company may issue (unless otherwise provided in the terms of such preferred shares or in the Company’s Certificate of Incorporation). The Preferred Shares will not be redeemable. Each Preferred Share will be entitled to a quarterly dividend payment in an amount per share equal to the greater of (a) $10 or (b) 1,000 times the aggregate dividend per Common Share declared during the applicable quarter. In the event of liquidation, the holders of the Preferred Shares will be entitled to an aggregate payment equal to (x) $1,000 per Preferred Share and (y) 1,000 times the aggregate amount per Common Share to be paid in such liquidation. Each Preferred Share will have 1,000 votes, voting together with the Common Shares. In the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 1,000 times the amount per Common Share received in such transaction. These rights of the Preferred Shares are protected by customary anti-dilution provisions.

Because of the nature of the Preferred Shares’ dividend, liquidation and voting rights, the value of the one one-thousandth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

Amendment

For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights (other than holders of Rights owned by or transferred to any person who is or becomes an Acquiring Person or affiliates and associates of an Acquiring Person and certain transferees thereof).

Rights Agreement

A copy of the Rights Agreement, which includes as Exhibit B the form of Right Certificate, is attached hereto as Exhibit 4.1 and is incorporated herein by reference. A copy of the Rights Agreement is available free of charge from the Company. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to all of the provisions of the Rights Agreement, including the exhibits thereto and definitions contained therein, which are contained in Exhibit 4.1 hereto, which is hereby incorporated herein by reference.

Item 8.01         Other Events.

On December 21, 2022, the Company issued a press release announcing the adoption of the Rights Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1
Certificate of Designation of Series A Junior Participating Preferred Stock, as filed with the Secretary of State of the State of Delaware on December 22, 2017 (incorporated herein by reference to Exhibit 3.3 to the Company’s Current Report on Form 8-K filed on December 28, 2017).

4.1	Rights Agreement between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent, dated as of December 21, 2022.

99.1	Press Release issued by the Company on December 21, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astrotech Corporation

By:	/s/ Thomas B. Pickens III

Name:	Thomas B. Pickens III
Title:	Chairman of the Board and Chief Executive Officer

Date: December 21, 2022